Supplement dated October 26, 2000 to the First Investors Shareholder Manual dated January 11, 2000.

The following is added to the end of the subsection entitled "Class A Shares May be Purchased Without a Sales Charge."

From October 30, 2000 through December 1, 2000, we will waive the front-end sales charge on purchases of Class A shares of any First Investors mutual fund that are made with the proceeds of a redemption of an investment in any other mutual fund which imposes a front-end or contingent deferred sales charge. To qualify for this waiver, you must place your order within the promotion period and notify us that you are eligible for the waiver. You may be asked to provide documentation showing that you are entitled to the waiver. If you redeem your share within 24 months of your purchase, you will pay a contingent deferred sales charge of 1.00%.